UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: August 31, 2021

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

As a result of the Company’s inability to achieve a quorum in connection with either of its originally scheduled June 30, 2021 Annual Meeting or at its reconvened meeting, on August 31, 2021, the Board of Directors of the Company established that a new rescheduled 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) will be held on November 22, 2021. Because the date of the new rescheduled 2021 Annual Meeting has changed by more than 30 days from the anniversary date of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of such change. The record date, time and location of the 2021 Annual Meeting will be as set forth in the Company’s proxy statement for the new rescheduled 2021 Annual Meeting.

Because the date of the new rescheduled 2021 Annual Meeting has been changed by more than 30 days from the anniversary of the 2020 Annual Meeting of Shareholders, a new deadline has been set for submission of proposals by Shareholders intended to be included in the Company’s 2021 proxy statement and form of proxy. Proposals to be included in the Company’s proxy statement for the new rescheduled 2021 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, must be received by the Company on or before October 1, 2021, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials for the new rescheduled 2021 Annual Meeting. Shareholders must deliver the proposals or nominations to the Company’s principal executive offices at the following address: Oragenics, Inc., Attn: Corporate Secretary, 4902 Eisenhower Boulevard, Suite 125, Tampa, Florida 33634.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of September, 2021.

ORAGENICS, INC.
(Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Interim Principal Executive Officer
and Chief Financial Officer